EXHIBIT 99.8

Ernst & Young LLP Report of Independent Accountants on
Applying Agreed-Upon Procedures

Agate Bay Mortgage Trust 2015-7

Mortgage Pass-Through Certificates, Series 2015-7

Sample Mortgage Loan Agreed-Upon Procedures

Report To:

Two Harbors Investment Corp.

TH TRS Corp.

Agate Bay Residential Mortgage Securities LLC

Wells Fargo Securities, LLC

Morgan Stanley & Co. LLC

23 September 2015

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Two Harbors Investment Corp.

TH TRS Corp.

Agate Bay Residential Mortgage Securities LLC

601 Carlson Parkway, Suite 1400

Minnetonka, Minnesota 55305

Wells Fargo Securities, LLC

375 Park Avenue, 2nd Floor

New York, New York 10152

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Re:	Agate Bay Mortgage Trust 2015-7

Mortgage Pass-Through Certificates, Series 2015-7 (the “Certificates”)

Sample Mortgage Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist Agate Bay Residential Mortgage Securities LLC (the “Depositor”) in evaluating the accuracy of certain information with respect to a pool of fixed rate mortgage loans (the “Mortgage Loans”) relating to the Agate Bay Mortgage Trust 2015-7 securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

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For the purpose of the procedures described in this report, Two Harbors Investment Corp. (“Two Harbors”), on behalf of the Depositor, provided us with:

a.	An electronic data file labeled “ABMT 2015-7 Initial loan list for random selection.xlsx” (the “Preliminary Loan Listing Data File”) which Two Harbors, on behalf of the Depositor, indicated contains a list of identification numbers (the “Loan Numbers”) corresponding to a pool of mortgage loans (the “Preliminary Mortgage Loans”) that are expected to be representative of the Mortgage Loans,
b.	An electronic data file labeled “ABMT 2015-7 ASF export (Actual) V2_EY audit file_9.15.2015.xlsx” (the “Preliminary Data File,” together with the Preliminary Loan Listing Data File, the “Preliminary Data Files”) which Two Harbors, on behalf of the Depositor, indicated contains information on the Preliminary Mortgage Loans as of 15 September 2015,
c.	Imaged copies of the:
i.	Promissory note, prepayment penalty rider and modification agreement (collectively, the “Promissory Note”),
ii.	Loan application (the “Loan Application”),
iii.	Appraisal report and field review (collectively, the “Appraisal”),
iv.	Collateral desktop analysis review (the “CDA Review”),
v.	Subordination agreement, subordination modification agreement or HELOC agreement (collectively, the “Subordination Agreement”),
vi.	Credit report (the “Credit Report”),
vii.	Gemstone report (the “Gemstone Report”),
viii.	Lock confirmation notification (the “Lock Confirmation”),
ix.	Loan safe fraud manager report (the “Loan Safe Report”),
x.	Settlement statement (the “Settlement Statement”) and/or
xi.	Underwriting summary (the “Underwriting Summary,” together with the Promissory Note, Loan Application, Appraisal, CDA Review, Subordination Agreement, Credit Report, Gemstone Report, Lock Confirmation, Loan Safe Report and Settlement Statement, the “Source Documents”)

relating to the Sample Mortgage Loans (as defined in Attachment A),

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which are listed on Exhibit 1 to Attachment A and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Preliminary Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any further procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Preliminary Data Files. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the information on the Source Documents or any other information provided to us by Two Harbors, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Mortgage Loans or Mortgage Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Two Harbors, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

23 September 2015

Attachment A

Procedures performed and our associated findings

1.	As instructed by Two Harbors, on behalf of the Depositor, we randomly selected a sample of 229 Preliminary Mortgage Loans (the “Sample Mortgage Loans”) from the Preliminary Loan Listing Data File. For the purpose of this procedure, Two Harbors, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they provided for the selection of the Sample Mortgage Loans from the Preliminary Loan Listing Data File.

2.	For each mortgage loan on the Preliminary Loan Listing Data File and Preliminary Data File, we compared the Loan Number of each mortgage loan, as shown on the Preliminary Loan Listing Data File, to the corresponding Loan Number on the Preliminary Data File and noted that:
a.	All of the Preliminary Mortgage Loans were included on both the Preliminary Loan Listing Data File and the Preliminary Data File and
b.	No mortgage loans other than the Preliminary Mortgage Loans were included on the Preliminary Loan Listing Data File or the Preliminary Data File.

3.	For each Sample Mortgage Loan on the Preliminary Data File, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on the Source Documents, subject to the qualifications, assumptions and methodologies provided by Two Harbors, on behalf of the Depositor, that are stated in the notes on Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by Two Harbors, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

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Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Notes

Loan number	Promissory Note	i.
Original principal balance	Promissory Note
Initial interest rate	Promissory Note
First payment date	Promissory Note
Maturity date	Promissory Note
Original term to maturity	(a) Promissory Note or	ii.
(b) Promissory Note and recalculation
Property state	Promissory Note
Property zip code	Promissory Note
Prepayment penalty term	Promissory Note
Interest only term	Promissory Note
Occupancy status	Loan Application
Property type	Appraisal
Appraisal value	Appraisal or CDA Review	iii.
Sale price (if applicable)	Settlement Statement
Junior lien balance	Underwriting Summary, Gemstone Report, Subordination Agreement, Credit Report, Loan Safe Report or Lock Confirmation	iv.
Loan purpose	(a) Settlement Statement or	v.
(b) Promissory Note, Settlement Statement, Credit Report and recalculation
Value used for loan-to-value ratios	(a) (i) Settlement Statement, (ii) Appraisal or CDA Review and (iii) recalculation, (b) (i) Promissory Note, (ii) Appraisal or CDA Review and (iii) recalculation or (c) Appraisal or CDA Review	vi.
Original loan-to-value ratio	Recalculation	vii.
Combined loan-to-value ratio	Recalculation	viii.
Current monthly principal and interest payment	Promissory Note and recalculation	ix.

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For Sample Mortgage Loans which do not have the original term to maturity specifically stated on the Promissory Note, Two Harbors, on behalf of the Depositor, instructed us to recalculate the original term to maturity Sample Characteristic using the first payment date and maturity date of the Sample Mortgage Loan, both as shown on the Promissory Note.

iii.	For Sample Mortgage Loans with both an Appraisal and CDA Review (or more than one Appraisal and/or CDA Review), Two Harbors, on behalf of the Depositor, instructed us to use the Appraisal or CDA Review with the lowest appraisal value as the Source Document.

iv.	For each Sample Mortgage Loan, Two Harbors, on behalf of the Depositor, provided one or more of the indicated Source Documents for the purpose of comparing the junior lien balance Sample Characteristic. Two Harbors, on behalf of the Depositor, instructed us to note agreement if the information on the Preliminary Data File agreed to the corresponding information on at least one such Source Document. We performed no procedures to reconcile any differences that may exist between various Source Documents for the junior lien balance Sample Characteristic.

v.	For each Sample Mortgage Loan with a loan purpose of “First-time Home Purchase” or “Other-than-first-time Home Purchase,” as shown on the Preliminary Data File (each, a “Purchase Mortgage Loan”), Two Harbors, on behalf of the Depositor, instructed us to use the Settlement Statement as the Source Document for the purpose of comparing the loan purpose Sample Characteristic.

For each Sample Mortgage Loan that is not a Purchase Mortgage Loan (each, a “Refinance Mortgage Loan”), Two Harbors, on behalf of the Depositor, instructed us to calculate the “Amount to Borrower” as the difference between:

(a)	The original principal balance of the Sample Mortgage Loan, as shown on the Promissory Note, and
(b)	The sum of:
(1)	The unpaid principal balance of the previous first mortgage loan that is being refinanced, as shown on the Settlement Statement,
(2)	If any secondary financing relating to the subject property is an installment loan or HELOC, as shown on the Credit Report, and such loan is being repaid with the proceeds of the Sample Mortgage Loan, as shown on the Settlement Statement, the unpaid principal balance of the secondary financing relating to the subject property that is being repaid with the proceeds of the Sample Mortgage Loan, as shown on the Settlement Statement, and
(3)	Settlement charges relating to the Sample Mortgage Loan, as shown on the Settlement Statement.

Exhibit 1 to Attachment A

Notes: (continued)

v. (continued)

For each Refinance Mortgage Loan, Two Harbors, on behalf of the Depositor, instructed us that for the purpose of comparing the loan purpose Sample Characteristic, we should consider the loan purpose as:

(a)	“Cash-Out Refinance” if the Amount to Borrower is greater than or equal to 1% of the original principal balance of the Sample Mortgage Loan, as shown on the Promissory Note or
(b)	“Rate/Term Refinance” if the Amount to Borrower is less than 1% of the original principal balance of the Sample Mortgage Loan, as shown on the Promissory Note.

vi.	For each Purchase Mortgage Loan, Two Harbors, on behalf of the Depositor, instructed us to recalculate the value used for loan-to-value ratios Sample Characteristic as the minimum of the:
(a)	Sale price (if applicable), as shown on the Settlement Statement, and
(b)	Appraisal value, as shown on the Appraisal or CDA Review (and in accordance with the methodology described in note iii. above).

For each Refinance Mortgage Loan with information in the corresponding Appraisal indicating that the related mortgaged property was purchased by the borrower within twelve months of the origination date (as shown on the Promissory Note) of the Sample Mortgage Loan (each, a “Recently Purchased Refinance Mortgage Loan”), Two Harbors, on behalf of the Depositor, instructed us to recalculate the value used for loan-to-value ratios Sample Characteristic as the minimum of the:

(a)	The sale price related to the purchase of the related mortgaged property by the borrower, as shown on the Appraisal, and
(b)	Appraisal value, as shown on the Appraisal or CDA Review (and in accordance with the methodology described in note iii. above).

For each Sample Mortgage Loan which is not a Purchase Mortgage Loan or a Recently Purchased Refinance Mortgage Loan, Two Harbors, on behalf of the Depositor, instructed us to use the appraisal value, as shown on the Appraisal or CDA Review (and in accordance with the methodology described in note iii. above) for the purpose of comparing the value used for loan-to-value ratios Sample Characteristic.

Exhibit 1 to Attachment A

Notes: (continued)

vii.	Two Harbors, on behalf of the Depositor, instructed us to recalculate the original loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan by:
(a)	Dividing:
(1)	The original principal balance of the Sample Mortgage Loan, as shown on the Promissory Note, by
(2)	The value used for loan-to-value ratios, as determined in accordance with the methodologies described in note vi. above

and

(b)	Rounding the value recalculated in (a) to the second decimal place (XX.XX%).

For the purpose of this procedure, Two Harbors, on behalf of the Depositor, instructed us to ignore absolute differences of +/- 0.01% or less.

viii.	Two Harbors, on behalf of the Depositor, instructed us to recalculate the combined loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan by:
(a)	Dividing:
(1)	The sum of (i) the original principal balance of the Sample Mortgage Loan, as shown on the Promissory Note, and (ii) the junior lien balance related to such Sample Mortgage Loan, as shown on the Underwriting Summary, Gemstone Report, Subordination Agreement, Credit Report, Loan Safe Report or Lock Confirmation (and in accordance with the methodology described in note iv. above), by
(2)	The value used for loan-to-value ratios, as determined in accordance with the methodologies described in note vi. above

and

(b)	Rounding the value recalculated in (a) to the second decimal place (XX.XX%).

For the purpose of this procedure, Two Harbors, on behalf of the Depositor, instructed us to ignore absolute differences of +/- 0.01% or less.

ix.	For the purpose of recalculating the current monthly principal and interest payment Sample Characteristic, Two Harbors, on behalf of the Depositor, instructed us to use the “PMT” function in Microsoft Excel and the original principal balance, initial interest rate and original term to maturity of each Sample Mortgage Loan, all as shown on the Promissory Note (or with respect to the original term to maturity, as shown on the Promissory Note or recalculated in accordance with the methodology described in note ii. above).

For the purpose of this procedure, Two Harbors, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Two Harbors, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

353577054	Junior lien balance	<Redacted>	<Redacted>
	Combined loan-to-value ratio	69.82%	74.95%

353621242	Property type	Single Family Detached (non-PUD)	Single Family Attached

353621373	Combined loan-to-value ratio	70.00%	53.07%

353621900	Appraisal value	$652,000.00	$655,000.00

353621920	Loan purpose	First-time Home Purchase	Other-than-first-time Home Purchase

353621999	Loan purpose	First-time Home Purchase	Other-than-first-time Home Purchase

353622068	Loan purpose	First-time Home Purchase	Other-than-first-time Home Purchase

353622087	Loan purpose	First-time Home Purchase	Other-than-first-time Home Purchase

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